UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2011

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Compensatory Arrangements

As previously reported, on January 24, 2011 the Board of Directors (the “Board”) of Destination Maternity Corporation (the “Company”) approved a two-for-one split of Destination Maternity’s Common Stock in the form of a stock dividend. As a result of the stock split, on March 1, 2011 stockholders of record at the close of business on February 16, 2011 received one additional share of Common Stock for every share held.

In connection with the stock split the Board approved pro rata adjustments, effective on March 1, 2011, to the outstanding equity awards of the Company and the shares available for issuance under the Company’s 2005 Equity Incentive Plan (as amended, the “2005 Plan”), as well as to the Company’s Non-Employee Director Compensation Policy (the “Policy”).

The 2005 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Policy is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On February 25, 2011, the Company held its annual meeting of stockholders in Philadelphia, Pennsylvania (the “Annual Meeting”). As of January 18, 2011, the Company’s record date, there were a total of 6,351,647 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 4,896,706 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect seven directors of the Company;

2.	To approve an amendment to the 2005 Plan which would authorize the Company to grant an additional 300,000 shares (600,000 shares on a post-stock split basis) of Common Stock in respect of awards under the 2005 Plan, with 150,000 of such additional shares (300,000 shares on a post-stock split basis) of Common Stock issuable in respect of awards of restricted stock or restricted stock units;

3.	To ratify the action of the Audit Committee of the Board in appointing KPMG LLP (“KPMG”) as independent registered public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending September 30, 2011;

4.	To approve, via an advisory vote, the Company’s executive compensation; and

5.	The frequency of holding an advisory vote on executive compensation.

Votes regarding the election of the director nominees were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Arnaud Ajdler	4,243,494	110,961	542,251
Barry Erdos	4,239,832	114,623	542,251
Joseph A. Goldblum	4,241,975	112,480	542,251
Edward M. Krell	4,255,317	99,138	542,251
Melissa Payner-Gregor	4,243,786	110,669	542,251
William A. Schwartz, Jr.	4,254,341	100,114	542,251
B. Allen Weinstein	4,243,786	110,669	542,251

Based on the votes set forth above, the director nominees were duly elected.

The proposal to approve an amendment to the 2005 Plan received the following votes:

For	Against	Abstain	Broker Non-Votes

3,998,590	326,807	29,058	542,251

Based on the votes set forth above, the amendment to the 2005 Plan was approved. The 2005 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The proposal to ratify the appointment of KPMG as independent registered public accountants for the fiscal year ending September 30, 2011 received the following votes:

For	Against	Abstain	Broker Non-Votes

4,758,126	136,350	2,230	0

Based on the votes set forth above, the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011 was duly ratified.

The proposal to approve the Company’s executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes

4,225,791	103,600	25,064	542,251

Based on the votes set forth above, the Company’s executive compensation was approved.

The requested advisory vote on the frequency of holding an advisory vote on executive compensation received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

3,653,019	56,179	579,185	66,072	542,251

Based on the votes set forth above, one year was recommended as the frequency of holding an advisory vote on executive compensation.

Item 8.01.	Other Events

On February 25, 2011, the Board unanimously elected Mr. Arnaud Ajdler to serve as the Non-Executive Chairman of the Board.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

EX-10.1	2005 Equity Incentive Plan (as amended and restated)

EX-10.2	Non-Employee Director Compensation Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: March 1, 2011	DESTINATION MATERNITY CORPORATION

	By:	/s/ Edward M. Krell
Edward M. Krell
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description

EX-10.1	2005 Equity Incentive Plan (as amended and restated)

EX-10.2	Non-Employee Director Compensation Policy